Exhibit 99.1
EMCORE Reports Fiscal 2021 Third Quarter Results
ALHAMBRA, CA, August 4, 2021 – EMCORE Corporation (Nasdaq: EMKR), a leading provider of advanced mixed-signal products that serve the aerospace & defense and broadband communications markets, today announced results for the fiscal 2021 third quarter ended June 30, 2021 (3Q21). Management will host a conference call to discuss financial and business results tomorrow, Thursday, August 5, 2021, at 8:00 AM Eastern Time.
Consolidated revenue for 3Q21 was $42.7 million, comprised of $12.3 million from the Aerospace & Defense segment and $30.3 million from the Broadband segment. Net income was $13.6 million and $7.9 million on a GAAP and non-GAAP basis, respectively. Adjusted EBITDA was $8.9 million. Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

“The Broadband business segment drove record financial performance for EMCORE. Revenue, up 11% on a sequential quarter basis, and gross margins above 40% drove substantial bottom-line growth on both a GAAP and non-GAAP basis, as well as strong operating cash flow,” said Jeff Rittichier, Chief Executive Officer of EMCORE. “A&D gross margin increased as our Navigation business grew sequentially on stronger QMEMS and FOG revenue.”
Consolidated Results

	Three Months Ended
	Jun 30, 2021	Mar 31, 2021	+increase/ -decrease
	3Q21	2Q21
Revenue	$42.7M	$38.4M	+$4.3M
Gross Margin	40%	38%	+2%
Operating Expenses	$10.8M	$10.1M	+$0.7M
Operating Margin	15%	12%	+3%
Net Income (1)	$13.6M	$4.4M	+$9.2M
Earnings Per Share Diluted (1)	$0.35	$0.13	+$0.22
Non-GAAP Gross Margin (2)	41%	39%	+2%
Non-GAAP Operating Expenses (2)	$9.6M	$8.9M	+0.7M
Non-GAAP Operating Margin (2)	19%	15%	+4%
Non-GAAP Net Income (2)	$7.9M	$5.9M	+$2.0M
Non-GAAP Earnings Per Share Diluted (2)	$0.20	$0.17	+$0.03
Adjusted EBITDA	$8.9M	$6.9M	+$2.0M
Ending Cash and Cash Equivalents	$68.3M	$65.3M	+$3.0M
(1) 3Q21 includes $7.4M of non-recurring gains related to extinguishment of debt and expiring tax-related liabilities.
(2) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.

Aerospace and Defense (A&D) Segment
A&D’s sequential-quarter revenue decrease was due to lower sales of Defense Optoelectronics products, partly offset by increased Navigation revenue. The higher A&D gross margin was driven primarily by improved QMEMS margins. R&D expense was higher as a result of increased project material costs and lower revenue-related engineering labor recorded as cost of goods sold.

Three Months Ended
	Jun 30, 2021	Mar 31, 2021	+increase/ -decrease
	3Q21	2Q21
A&D Segment Revenue (1)	$12.3M	$13.1M	-$0.8M
A&D Segment Gross Margin	31%	29%	+2%
A&D Segment R&D Expense	$3.6M	$3.2M	+$0.4M
A&D Segment Profit (1)	$0.3M	$0.6M	-$0.3M
Non-GAAP A&D Segment Gross Margin (2)	33%	30%	+3%
Non-GAAP A&D Segment R&D Expense (2)	$3.5M	$3.0M	+$0.5M
Non-GAAP A&D Segment Profit	$0.6M	$0.9M	-$0.3M
(1) Individual components may not sum to the total of reported consolidated amounts due to rounding.
(2) Please refer to the schedules at the end of this press release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.
Broadband Segment
Broadband’s sequential-quarter revenue increase was driven by record sales of Cable TV products, which also drove a slightly better gross margin. R&D expense increased due to higher project material costs.

Three Months Ended
	Jun 30, 2021	Mar 31, 2021	+increase/ -decrease
	3Q21	2Q21
Broadband Segment Revenue (1)	$30.3M	$25.3M	+$5.0M
Broadband Segment Gross Margin	44%	43%	+1%
Broadband Segment R&D Expense	$0.9M	$0.6M	+$0.3M
Broadband Segment Profit (1)	$12.5M	$10.2M	+$2.3M
Non-GAAP Broadband Segment Gross Margin (2)	44%	43%	+1%
Non-GAAP Broadband Segment R&D Expense (2)	$0.8M	$0.5M	+$0.3M
Non-GAAP Broadband Segment Profit	$12.6M	$10.4M	+$2.2M
(1) Individual components may not sum to the total of reported consolidated amounts due to rounding.
(2) Please refer to the schedules at the end of this press. release for GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.
Business Outlook
The Company expects revenue for the fiscal 2021 fourth quarter ending September 30, 2021 to be in the range of $42 million to $44 million.
Conference Call
The Company will discuss its financial results on August 5, 2021 at 8:00 a.m. ET (5:00 a.m. PT). The call will be available, live, to interested parties by dialing 800-353-6461. For international callers, please dial +1 334-323-0501. The conference passcode number is 9771183. The call will be webcast live via the Company's website at http://www.emcore.com. A webcast will be available for replay beginning Thursday, August 5, 2021 following the conclusion of the call.
About EMCORE
EMCORE Corporation is a leading provider of advanced mixed-signal products that serve the aerospace & defense and broadband communications markets. Our best-in-class components and systems support a broad array of applications including navigation and inertial sensing, defense optoelectronics, broadband transport, 5G wireless infrastructure, optical sensing, and cloud data centers. We leverage industry-leading Quartz MEMS, Lithium Niobate and Indium Phosphide chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its wafer fabrication facility in Alhambra, CA, and Quartz MEMS manufacturing facility in Concord, CA. Our manufacturing facilities maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facility in Concord. For further information about EMCORE, please visit http://www.emcore.com.
Use of Non-GAAP Financial Measures
The Company conforms to U.S. Generally Accepted Accounting Principles (“GAAP”) in the preparation of its financial statements. We disclose supplemental non-GAAP earnings measures for gross profit margin, operating expenses, operating profit margin, net income, and earnings per share, as well as adjusted EBITDA.
Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitates comparisons across reporting periods. The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods. We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance. While we believe in the usefulness of these supplemental non-GAAP measures, there are limitations. Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.
The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: they are unusual and the Company does not expect them to recur in the ordinary course of its business, they do not involve the expenditure of cash, they are unrelated to the ongoing operation of the business in the ordinary course, or their magnitude and timing is largely outside of the Company’s control. For all reporting periods disclosed, the Company has applied consistent rationale, method, and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure.
Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures. Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP. Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.
Forward-Looking Statements
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.
These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as projected financial results, the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) uncertainties regarding the effects of the COVID-19 pandemic, the length of time it will take for the COVID 19 pandemic to subside, and the impact of measures intended to reduce its spread on our business and operations, which is evolving and beyond our control; (b) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (c) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (d) delays and other difficulties in commercializing new products; (e) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (f) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (g) actions by competitors; (h) risks and uncertainties related to applicable laws and regulations, including the impact of changes to applicable tax laws and tariff regulations; (i) acquisition-related risks, including that (i) the revenues and net operating results obtained from our acquisition of the Systron Donner Inertial ("SDI") business may not meet our expectations, (ii) there could be losses and liabilities arising from the acquisition of SDI that we will not be able to recover from any source, and (iii) we may not realize sufficient scale in our navigation systems product line from the SDI acquisition and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives for this product line; (j) risks related to our ability to obtain capital; (k) risks related to the transition of certain of our manufacturing operations from our Beijing facility to a contract manufacturer’s facility; (l) risks and uncertainties related to manufacturing and production capacity and expansion plans related thereto; (m) risks related to the conversion of order backlog into product revenue; and (n) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as updated by our subsequent periodic reports.
Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Statement of Operations and Comprehensive Income (Loss)
(in thousands, except for per share data)
(unaudited)

	For the three months ended June 30,		For the nine months ended June 30,
	2021	2020	2021	2020
Revenue	$42,658	$27,266	$114,490	$76,598
Cost of revenue	25,433	18,048	70,059	53,479
Gross profit	17,225	9,218	44,431	23,119
Operating expense:
Selling, general, and administrative	6,081	5,936	17,941	18,962
Research and development	4,500	4,807	12,567	14,033
Loss (gain) on sale of assets	250	(312)	439	(2,229)
Total operating expense	10,831	10,431	30,947	30,766
Operating income (loss)	6,394	(1,213)	13,484	(7,647)
Other income (expense):
Gain on extinguishment of debt	6,561	—	6,561	—
Interest income (expense), net	579	(40)	481	(54)
Foreign exchange gain (loss)	87	(20)	256	(29)
Total other income (expense)	7,227	(60)	7,298	(83)
Income (loss) before income tax (expense) benefit	13,621	(1,273)	20,782	(7,730)
Income tax (expense) benefit	(6)	(14)	(214)	27
Net income (loss)	$13,615	$(1,287)	$20,568	$(7,703)
Foreign exchange translation adjustment	(5)	2	(26)	(5)
Comprehensive income (loss)	$13,610	$(1,285)	$20,542	$(7,708)
Per share data
Net income (loss) per basic share	$0.37	$(0.04)	$0.62	$(0.27)
Weighted-average number of basic shares outstanding	36,768	29,295	33,069	29,052
Net income (loss) per diluted share	$0.35	$(0.04)	$0.59	$(0.27)
Weighted-average number of diluted shares outstanding	38,893	29,295	34,777	29,052

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of
	June 30, 2021	September 30, 2020
ASSETS
Current assets:
Cash and cash equivalents	$67,191	$30,390
Restricted cash	1,106	148
Accounts receivable, net of credit loss of $192 and $227, respectively	31,536	25,324
Contract assets	220	1,566
Inventory	33,362	25,525
Prepaid expenses and other current assets	6,295	5,589
Assets held for sale	1,404	1,568
Total current assets	141,114	90,110
Property, plant, and equipment, net	21,847	21,052
Goodwill	69	69
Operating lease right-of-use assets	13,744	14,566
Other intangible assets, net	175	202
Other non-current assets	243	242
Total assets	$177,192	$126,241
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,184	$16,484
Accrued expenses and other current liabilities	9,961	11,577
Operating lease liabilities - current	1,153	992
Total current liabilities	30,298	29,053
PPP liability - non-current	—	6,488
Operating lease liabilities - non-current	12,954	13,735
Asset retirement obligations	2,040	2,022
Other long-term liabilities	794	794
Total liabilities	46,086	52,092
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value, 50,000 shares authorized; 43,787 shares issued and 36,881 shares outstanding as of June 30, 2021; 36,461 shares issued and 29,551 shares outstanding as of September 30, 2020	780,776	744,361
Treasury stock at cost; 6,906 shares as of June 30, 2021 and 6,910 shares as of September 30, 2020	(47,721)	(47,721)
Accumulated other comprehensive income	892	918
Accumulated deficit	(602,841)	(623,409)
Total shareholders’ equity	131,106	74,149
Total liabilities and shareholders’ equity	$177,192	$126,241

EMCORE CORPORATION
Reconciliations of GAAP to Non-GAAP Financial Measures

	Three Months Ended
	Jun 30, 2021	Mar 31, 2021
	3Q21	2Q21
Gross Profit	$17,225	$14,634
Gross Margin	40%	38%

Adjustments:
Stock-based compensation	220	203
Asset retirement obligation (ARO) accretion	11	8
Amortization of acquired intangibles	9	9
Total adjustments	240	220

Non-GAAP Gross Profit	$17,465	$14,854
Non-GAAP Gross Margin	41%	39%

	Three Months Ended
	Jun 30, 2021	Mar 31, 2021
	3Q21	2Q21
Operating Expenses	$10,831	$10,051
Stock-based compensation	(956)	(719)
Severance and restructuring charges	—	(14)
CATV transition - (loss) gain on sale of assets	(250)	164
Loss on sale of assets	—	(382)
Litigation-related expenses	(70)	(169)
Non-GAAP Operating Expenses	$9,555	$8,931

	Three Months Ended
	Jun 30, 2021	Mar 31, 2021
	3Q21	2Q21
Operating Profit	$6,394	$4,583
Operating Margin	15%	12%

Adjustments:
Stock-based compensation	1,176	922
Asset retirement obligation (ARO) accretion	11	8
Amortization of acquired intangibles	9	9
Severance and restructuring charges	—	14
CATV transition - loss (gain) on sale of assets	250	(164)
Loss on sale of assets	—	382
Litigation-related expenses	70	169
Total adjustments	1,516	1,340

Non-GAAP Operating Profit	7,910	5,923
Non-GAAP Operating Margin	19%	15%

Depreciation	1,016	976
Adjusted EBITDA	$8,926	$6,899
Adjusted EBITDA %	21%	18%

	Three Months Ended
	Jun 30, 2021	Mar 31, 2021
	3Q21	2Q21
Net Income	$13,615	$4,384
Earnings Per Share Basic	0.37	0.13
Earnings Per Share Diluted	0.35	0.13

Non-recurring gains, tax effected:
Gain on extinguishment of debt	(6,417)	—
Release of uncertain tax reserve and related interest	(1,007)	—
Total non-recurring gains, tax effected	(7,424)	—

Net Income, excluding non-recurring gains tax effected	$6,191	$4,384
Earnings Per Share Basic, excluding non-recurring gains tax effected	0.17	0.13
Earnings Per Share Diluted, excluding non-recurring gains tax effected	0.16	0.13

Adjustments:
Stock-based compensation	1,176	922
Asset retirement obligation (ARO) accretion	11	8
Amortization of acquired intangibles	9	9
Severance and restructuring charges	—	14
CATV transition - gain on sale of assets	250	(164)
Loss on sale of assets	—	382
Litigation-related expenses	70	169
Foreign exchange (gain) loss	(87)	68
Income tax expense	265	82
Total adjustments	1,694	1,490

Non-GAAP Net Income	7,885	5,874
Non-GAAP Earnings Per Share Basic	0.21	0.18
Non-GAAP Earnings Per Share Diluted	0.20	0.17

Interest expense, net	25	49
Depreciation	1,016	976
Adjusted EBITDA	$8,926	$6,899
Adjusted EBITDA %	21%	18%

	Three Months Ended			Three Months Ended
	Jun 30, 2021	Mar 31, 2021		Jun 30, 2021	Mar 31, 2021
	3Q21	2Q21		3Q21	2Q21
Aerospace and Defense			Broadband
Gross Profit	$3,872	$3,775	Gross Profit	$13,353	$10,859
Gross Margin	31%	29%	Gross Margin	44%	43%

Adjustments:			Adjustments:
Stock-based compensation	129	120	Stock-based compensation	91	83
Asset retirement obligation (ARO) accretion	—	—	Asset retirement obligation (ARO) accretion	11	8
Amortization of acquired intangibles	9	9	Amortization of acquired intangibles	—	—
Total adjustments	138	129	Total adjustments	102	91

Non-GAAP Gross Profit	$4,010	$3,904	Non-GAAP Gross Profit	$13,455	$10,950
Non-GAAP Gross Margin	33%	30%	Non-GAAP Gross Margin	44%	43%

Aerospace and Defense			Broadband
R&D Expenses	$3,598	$3,157	R&D Expenses	$902	$614
Stock-based compensation	(139)	(136)	Stock-based compensation	(65)	(73)
Non-GAAP R&D Expenses	$3,459	$3,021	Non-GAAP R&D Expenses	$837	$541
Contact:
EMCORE Corporation
Tom Minichiello
(626) 293-3400
investor@emcore.com